SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of November 7, 2018, between SILICON VALLEY BANK, a California corporation with a loan production office located at 387 Park Avenue South, 2nd Floor, New York, New York 10016 (“Bank”), and (b) TELARIA, INC. (f/k/a Tremor Video, Inc.), a Delaware corporation, with its chief executive office located at 222 Broadway, 16th Floor, New York, New York 10038 (the “Borrower”). Recitals A. Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of January 27, 2017, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of January 26, 2018 (as has been and as may be further amended, modified, supplemented or restated from time to time, the “Loan Agreement”). B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement. C. Borrower has requested that Bank amend the Loan Agreement to (a) amend a financial covenant and (b) make certain other revisions to the Loan Agreement as more fully set forth herein. D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below. Agreement Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows: 1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement. 2. Amendments to Loan Agreement. 2.1 Section 6.2 (Financial Statements, Reports, Certificates). Subsection (b) of Section 6.2 is hereby deleted in its entirety and replaced with the following: (b) Borrowing Base Reports. Within fourteen (14) days after the end of each month, a Borrowing Base Report (and any schedules related thereto and including any other information requested by Bank with respect to Borrower’s Accounts);” 1

2.2 Section 6.7 (Financial Covenants). Subsection (b) of Section 6.7 is hereby deleted in its entirety and replaced with the following: (b) Adjusted EBITDA. Maintain at all times, to be tested as of the last day of each calendar quarter, Adjusted EBITDA for the following periods of at least: (i) negative Seven Million Five Hundred Thousand Dollars (-$7,500,000.00) for the twelve (12) month period ending December 31, 2016; (ii) negative Six Million Five Hundred Thousand Dollars (-$6,500,000.00) for the twelve (12) month period ending March 31, 2017; (iii) negative Six Million Dollars (-$6,000,000.00) for the twelve (12) month period ending June 30, 2017; (iv) Zero Dollars ($0.00) for the three (3) month period ending December 31, 2017; (v) (-$1,000,000.00) for the six (6) month period ending March 31, 2018; (vi) Zero Dollars ($0.00) for the nine (9) month period ending June 30, 2018; (vii) Zero Dollars ($0.00) for the twelve (12) month period ending September 30, 2018; (viii) negative Six Million Dollars (-$6,000,000.00) for the twelve month period ending December 31, 2018; (ix) negative Five Million Five Hundred Thousand Dollars (-$5,500,000.00) for the twelve month period ending March 31, 2019; (x) negative Four Million Dollars (-$4,000,000.00) for the twelve month period ending June 30, 2019; (xi) negative One Million Five Hundred Thousand Dollars (-$1,500,000.00) for the twelve month period ending September 30, 2019; and (xii) Zero Dollars ($0.00) for the twelve month period ending December 31, 2019. Notwithstanding the foregoing, the financial covenant set forth in this Section 6.7(b) will not be tested for any calendar quarter with respect to which Bank has received evidence, satisfactory to Bank in its sole discretion, that Borrower had, at all times during such quarter, both (i) an Adjusted Quick Ratio of at least 1.60 to 1.0 and (ii) unrestricted and unencumbered cash and Cash Equivalents in an amount of at least Twenty-Five Million Dollars ($25,000,000.00).” 2.3 Section 6.10 (Access to Collateral; Books and Records). The last sentence in Section 6.10 is hereby deleted in its entirety and replaced with the following: “In the event Borrower and Bank schedule an audit more than eight (8) days in advance, and Borrower cancels or seeks to or reschedules the audit with less than eight (8) days written notice to Bank, then (without limiting any of Bank’s rights or remedies) Borrower shall pay Bank a fee of Two Thousand Dollars ($2,000.00) plus any out-of-pocket expenses incurred by Bank to compensate Bank for the anticipated costs and expenses of the cancellation or rescheduling.” 2.4 Section 6.16 (Online Banking). Subsection (b) of Section 6.16 is hereby deleted in its entirety and replaced with the following: (b) Comply with the terms of Bank’s Online Banking Agreement as in effect from time to time and ensure that all persons utilizing Bank’s online banking platform are duly authorized to do so by an Administrator. Bank shall be 2 entitled to assume the authenticity, accuracy and completeness on any information, instruction or request for a Credit Extension submitted via Bank’s online banking platform and to further assume that any submissions or requests made via Bank’s online banking platform have been duly authorized by an Administrator.” 2.5 Section 7.2 (Changes in Business, Management, Control, or Business Locations). The following new text is inserted at the end of Section 7.2: “If Borrower intends to add any new offices or business locations, including warehouses, containing in excess of One Hundred Fifty Thousand Dollars ($150,000.00) of Borrower’s assets or property, then Borrower will first receive the written consent of Bank, and the landlord of any such new offices or business locations, including warehouses, shall execute and deliver a landlord consent in form and substance satisfactory to Bank.” 2.6 Section 7.7 (Distributions; Investments). Clause (a)(iii) of Section 7.7 is hereby deleted in its entirety and replaced with the following: “(iii) repurchase shares of common stock so long as an Event of Default does not exist at the time of such repurchase and would not exist after giving effect to such repurchase, provided such repurchases do not exceed in the aggregate Twenty-Eight Million Five Hundred Thousand Dollars ($28,500,000.00) minus the amount of any such repurchases conducted during the period commencing on March 29, 2016 through and including the date immediately prior to the Effective Date; and” 2.7 Section 10 (Notices). Section 10 is amended by deleting the notice information in its entirety and replacing it with the following: If to Borrower: Telaria, Inc. 222 Broadway, 16''' Floor New York, New York 10038 Attn: Aaron Saltz Email: asaltz@Tremorvideo.com with a copy to: Cooley LLP 1114 Avenue of the Americas New York, New York 10036 Attn: J. Peyton Worley Fax: (212)479-6275 Email: pworley@cooley.com If to Bank: Silicon Valley Bank 387 Park Avenue South, 2"'' Floor New York, New York 10016 Attn: Hillary Le Fax: ______________ 3

Email: Hle2@svb.com with a copy to: Riemer & Braunstein LLP One Center Plaza Boston, Massachusetts 02108 Attn: David A. Ephraim, Esquire Fax: (617) 880-3456 Email: DEphraim@riemerlaw.com' 2.8 Section 13.1 (Definitions). The following defined terms and their definitions set forth in Section 13.1 are hereby deleted in their entirety and replaced with the following: “ “Account” is, as to any Person, any “account” of such Person as “account” is defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to such Person.” 'Administrator” is an individual that is named: (a) as an 'Administrator” in the “SVB Online Services” form completed by Borrower with the authority to determine who will be authorized to use SVB Online Services (as defined in Bank’s Online Banking Agreement as in effect from time to time) on behalf of Borrower; and (b) as an Authorized Signer of Borrower in an approval by the Board. 2.9 Exhibit C (Compliance Certificate). The Compliance Certificate appearing as Exhibit C to the Loan Agreement is deleted in its entirety and replaced with the Compliance Certificate attached as Schedule 1 hereto. 3. Waiver. Bank hereby waives Borrower’s existing default under the Loan Agreement by virtue of Borrower’s failure to comply with the financial covenant set forth in Section 6.7(b) thereof (relative to the requirement that Borrower maintain a certain minimum Adjusted EBITDA) as of the twelve (12) month period ended September 30, 2018. Bank’s waiver of Borrower’s compliance of said financial covenant shall apply only to the foregoing specific period. 4. Limitation of Amendments. 4.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document. 4.2 This Amendment shall be construed in connection with and as part of the 4

Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect. 5. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows: 5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date, and except as reflected in the updated Perfection Certificate delivered in connection with this Amendment), and (b) no Event of Default has occurred and is continuing; 5.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment; 5.3 The organizational documents of Borrower previously delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect; 5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized; and 5.5 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights. 6. Perfection Certificate. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of November 7, 2018, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in said Perfection Certificate have not changed, as of the date hereof. Borrower hereby acknowledges and agrees that all references in the Loan Agreement shall mean the Perfection Certificate as described in this paragraph. 7. No Defenses of Borrower. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder. 8. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior 5 agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents. 9. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. 10. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Borrower’s payment of a fully-earned, non-refundable amendment fee in an amount equal to Twenty-Five Thousand Dollars ($25,000.00). In addition. Borrower shall pay Bank’s legal fees and expenses incurred in connection with this Amendment. [Signature page follows.] 6

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above. BANK BORROWER SILICON VALLEY BANK TELARIA, INC. By Name: Naane;_,__a Title: if Title; ”

Schedule 1 EXHIBIT C COMPLIANCE CERTIFICATE Date: TO: SILICON VALLEY BANK FROM: TELARIA,INC. The undersigned authorized officer of TELARIA, INC. (“Borrower”) certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the “Agreement”): (I) Borrower is in eomplete compliance for the period ending with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents as appropriate supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement. Please indicate compliance status by circling Yes/No under “Complies” column. Reporting Covenants Required Complies Monthly financial statements with Monthly within 30 days Yes No Compliance Certificate____________ Annual financial statements (Audited) EYE within 120 days Yes No 10-Q, 10-Kand 8-K_____________________ Within 5 days after filing with SEC Yes No AIR & A/P Agings and Account Debtor listing Monthly within 30 days Yes No Borrowing Base Report__________________ Monthly within 14 days Yes No Board-approved Projections Earlier of EYE within 45 days or 10 Yes No days of Board approval, and within 10 days of updates/amendments Stock Repurchase Reports First Business Day of each month Yes No Financial Covenants Required Actual Complies Maintain at all times: Adjusted Quick Ratio (at all times) (tested monthly) > 1.20:1.0 :L0 Yes No Adjusted EBITDA (tested quarterly)____________ > Yes No N/A** * As set forth in Section 6.7(b) of the Agreement Testing waived for any quarter for which the Adjusted Quick Ratio and minimum cash and Cash Equivalents requirements set forth in Section 6.7(b) are satisfied

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate. The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”) TELARIA, INC. BANK USE ONLY Received by: By: AUTHORIZED SIGNER Name: Date: Title: Verified: AUTHORIZED SIGNER Date: Compliance Status: Yes No

Schedule 1 to Compliance Certificate Financial Covenant of Borrower In the event of a conflict between this Schedule and the Agreement, the terms of the Agreement shall govern. Dated: NOTE - All calculations below are on a consolidated basis with respect to Borrower and its Subsidiaries. I. Adjusted Quick Ratio (at all times) (tested monthly) (Section 6,7(a)) Required: 1.20:1.00 Actual: A. Aggregate value of the unrestricted cash and cash equivalents of Borrower and its Subsidiaries maintained at Bank and Bank’s Affiliates B. Aggregate value of net billed accounts receivable of Borrower and its Subsidiaries C. Quick Assets (sum of lines A and B) D. Aggregate value of Obligations to Bank E. Aggregate value of liabilities that should, under GAAP, be classified as liabilities on $. Borrower’s and its Subsidiaries’ consolidated balance sheet, including all Indebtedness, and not otherwise reflected in line D above, that matures within one (1) year F. Current Liabilities (the sum of lines D and E) $. G. Aggregate value of the current portion of amounts received or invoiced by Borrower and/or its $. Subsidiaries in advance of performance under contracts and not yet recognized as revenue H. Line F minus line G I. Adjusted Quick Ratio (line C divided by line H) Is line I equal to or greater than 1.20:1:00? No, not in compliance Yes, in compliance II. Adjusted EBITDA (tested quarterly) (Section 6.7(b)) Required: $, * *As set forth in Section 6.7(b) of the Agreement. Note: Testing waived for any quarter for which the Adjusted Quick Ratio and minimum cash and Cash Equivalents requirements set forth in Section 6.7(b) are satisfied. Actual: $. A. Net Income $. B. To the extent included in the determination of Net Income 1. Interest Expense $.

2. Income Tax Expense 3. Depreciation $. 4. Amortization 5. Non-cash stock-based compensation expense 6. Earn-out payments in connection with Borrower’s acquisition of The Video Network Pty Ltd. in an aggregate amount not to exceed $3,600,000 in the aggregate in any 12-month period 7. Executive severance $. Restructuring costs relating to subletting Borrower’s location at 1501 Broadway, New York, New York in an aggregate amount not to exceed $3,500,000 9. Other add-backs approved by Bank $. 10. The sum of lines 1 through 9 C. Adjusted EBITDA (line A plus lines B.IO) Is line C equal to or greater than the required amount set forth above? No, not in compliance Yes, in compliance